Investor Day – May 4, 2017 Whirlpool Corporation 2017 Investor Day New York Stock Exchange – May 4, 2017 EXHIBIT 99.1

CAUTIONARY STATEMENT

This presentation contains forward-looking statements about Whirlpool Corporation and its consolidated subsidiaries ("Whirlpool") that speak only as of this date. Whirlpool disclaims any obligation to update these statements. Forward-looking statements in this document may include, but are not limited to, statements regarding expected earnings per share, cash flow, productivity and raw material prices. Many risks, contingencies and uncertainties could cause actual results to differ materially from Whirlpool's forward-looking statements. Among these factors are: (1) intense competition in the home appliance industry reflecting the impact of both new and established global competitors, including Asian and European manufacturers; (2) Whirlpool's ability to maintain or increase sales to significant trade customers and the ability of these trade customers to maintain or increase market share; (3) Whirlpool's ability to maintain its reputation and brand image; (4) the ability of Whirlpool to achieve its business plans, productivity improvements, and cost control objectives, and to leverage its global operating platform, and accelerate the rate of innovation; (5) Whirlpool's ability to obtain and protect intellectual property rights; (6) acquisition and investment-related risks, including risks associated with our past acquisitions, and risks associated with our increased presence in emerging markets; (7) risks related to our international operations, including changes in foreign regulations, regulatory compliance and disruptions arising from political, legal and economic instability; (8) information technology system failures, data security breaches, network disruptions, and cybersecurity attacks; (9) product liability and product recall costs; (10) the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-effective manner; (11) our ability to attract, develop and retain executives and other qualified employees; (12) the impact of labor relations; (13) fluctuations in the cost of key materials (including steel, resins, copper and aluminum) and components and the ability of Whirlpool to offset cost increases; (14) Whirlpool's ability to manage foreign currency fluctuations; (15) inventory and other asset risk; (16) the uncertain global economy and changes in economic conditions which affect demand for our products; (17) health care cost trends, regulatory changes and variations between results and estimates that could increase future funding obligations for pension and postretirement benefit plans; (18) litigation, tax, and legal compliance risk and costs, especially if materially different from the amount we expect to incur or have accrued for, and any disruptions caused by the same; (19) the effects and costs of governmental investigations or related actions by third parties; and (20) changes in the legal and regulatory environment including environmental, health and safety regulations.

Additional information concerning these and other factors can be found in Whirlpool's filings with the Securities and Exchange Commission, including the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K.

Whirlpool Corporation Welcome, Introductions and Overview Investor Day – May 4, 2017 2

USE OF NON-GAAP FINANCIAL MEASURES

This presentation includes certain non-GAAP financial measures, which we refer to as "ongoing business" measures:

> Ongoing business operating profit (loss), ongoing business operating margin, ongoing business earnings per diluted share, earnings before interest and taxes (EBIT), ongoing business EBIT, ongoing business EBIT margin, EBIT margin, ongoing business segment operating profit (loss) and ongoing business segment operating margin.

Other non-GAAP financial measures included in this presentation are free cash flow, free cash flow conversion, free cash flow as a percentage of net sales, and net sales (excluding currency) which is also referred to as organic net sales.

Please refer to the supporting information section of the presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Whirlpool Corporation Welcome, Introductions and Overview Investor Day – May 4, 2017 3

Investor Day – May 4, 2017 Whirlpool Corporation OVERVIEW 4 Welcome, Introductions and Overview C. Conley 10:00 a.m. E.T. Commitment to Shareholder Value Creation J . Fettig 10:05 A Unique Global Strategic Pos ition to Create Value M. Bitzer 10:25 Compelling Regional Catalys ts to Grow Our Global Pos ition M. Bitzer 10:45 Our Approach to Value Creation J . Peters 11:15 Clos ing Remarks J . Fettig 11:35 Break 10 minutes Executive Q&A All 11:50 a.m. – 12:50 p.m. Break 10 minutes Lunch All 1:00 – 2:00 p.m. Welcome, Introductions and Overview

Investor Day – May 4, 2017 Whirlpool Corporation Welcome, Introductions and Overview J eff Fettig Chairman and Chief Executive Officer Marc Bitzer Pres ident and Chief Operating Officer J im Peters Executive Vice Pres ident and Chief Financial Officer 5 MANAGEMENT TEAM

Investor Day – May 4, 2017 Whirlpool Corporation 6 Dave Szczupak Sam Wu J oȃo Brega EVP and Pres ident, Whirlpool Latin America Es ther Berrozpe Galindo EVP and Pres ident, Whirlpool Europe, Middle Eas t & Africa J oe Liotine EVP and Pres ident, Whirlpool North America Welcome, Introductions and Overview Pres ident, Whirlpool As ia EVP, Global Product Organization MANAGEMENT TEAM

Investor Day – May 4, 2017 Whirlpool Corporation 2017 INVESTOR DAY – AGENDA 7 1. A Commitment to Shareholder Value Creation 2. A Unique Global Strategic Position to Create Value 3. Compelling Regional Catalysts to Grow Our Global Position 4. Our Approach to Shareholder Value Creation 5. Closing Remarks, Q&A A Commitment to S hareholder Value Creation

ACHIEVING THE VISION:
THE BEST BRANDED CONSUMER PRODUCTS COMPANY

Whirlpool CORPORATION

2010 – 2014
- Growth
- Margin Expansion
- Cash Generation

2015 – 2018
- 30% Larger Global Platform
- Product & Brand Innovation
- Best Cost Structure

Beyond 2018
- Unique Global Strategic Position
- Compelling Regional Catalysts
- Improved Cash Conversion



Whirlpool Corporation A Commitment to Shareholder Value Creation Investor Day – May 4, 2017 8

A COMMITMENT TO SHAREHOLDER VALUE CREATION

Whirlpool CORPORATION

A Unique Global Strategic Position

- #1 Globally and #1 or #2 in almost all parts of the world
- Best brand portfolio in industry
- Rich legacy of innovation with robust new product pipeline
- Relentless focus on cost takeout

Compelling Regional Catalysts

- **North America**: Strong value creation in a healthy marketplace
- **EMEA**: Fully realizing benefits of Indesit acquisition
- **Latin America**: Fully leveraging optimized cost structure
- **Asia**: Well-positioned to benefit from India / China growth

3-5%
Annual Organic Net Sales Growth

+

10%+
EBIT Margin (by 2020)

+

5-6%
FCF as % of Net Sales (by 2018)

Positioned to Deliver Total Shareholder Return (TSR) in the Top Quartile of the S&P 500

Whirlpool Corporation A Commitment to Shareholder Value Creation Investor Day – May 4, 2017 9

Investor Day – May 4, 2017 Whirlpool Corporation LONG-TERM HISTORICAL VALUE CREATION 10 1990 10,000 1,000 100 10 2010 2005 2000 1995 1985 1980 1975 TSR index: 1968 = 100 1986 acquired 2014 acquired 2006 acquired 2016 1968 Average annual TSR 1997 acquired A Commitment to S hareholder Value Creation S&P 500: 9.9% WHR: 9.7%

Investor Day – May 4, 2017 Whirlpool Corporation A STRONG TRACK RECORD OF SHAREHOLDER RETURNS 11 10-Year 5-Year 1-Year 3rd Quartile Median Whirlpool 11% 1st Quartile 3rd Quartile Median 1st Quartile Whirlpool 34% Whirlpool 27% 3rd Quartile Median 1st Quartile Annualized TSR of S&P 500 A Commitment to S hareholder Value Creation

TSR IS DRIVEN BY MARGIN EXPANSION *AND* FCF YIELD

Profit growth

5y EBIT growth, % ann.


125
100
75
50
25
0
-25
-50
-50
0
50
100
$R^2 = 0.31$
5y TSR, % ann.

5y EPS growth, % ann.


100
75
50
25
0
-25
-50
-50
0
50
100
$R^2 = 0.49$
5y TSR, % ann.

Return on capital

5y avg. ROIC, %


30
20
10
0
-50
0
50
100
$R^2 = .24$
5y TSR, %

5y Δ ROIC, %


30
20
10
0
-10
-50
0
50
100
$R^2 = .32$
5y TSR, %

Economic profit

5y avg. EVA, %


15
10
5
0
-5
-10
-50
0
50
100
$R^2 = 0.25$
5y TSR, % ann.

5y Δ EVA, %


10
5
0
-5
-10
-50
0
50
100
$R^2 = 0.29$
5y TSR, % ann.

Value creation

EBIT Growth & FCF Yield

5y iTSR, % ann.


80
60
40
20
0
-20
-40
-50
0
50
100
$R^2 = 0.67$
5y TSR, % ann.

5y TSR (avg. price), % ann.


100
80
60
40
20
0
-20
-40
-50
0
50
100
$R^2 = 0.80$
5y TSR, % ann.

Whirlpool Corporation
A Commitment to Shareholder Value Creation
Investor Day – May 4, 2017
12

Investor Day – May 4, 2017 Whirlpool Corporation WE HAVE DELIVERED STRUCTURAL MARGIN EXPANSION 13 7.3% 6.9%6.9%6.8% 5.3% 2.6% 4.5% 7.4 – 8.0% 2016 2010 2011 2012 2015 2014 2017F 2013 Ongoing EBIT Margin A Commitment to S hareholder Value Creation

Investor Day – May 4, 2017 Whirlpool Corporation FCF GROWTH MASKED BY NON-STRUCTURAL IMPACTS 14 $230 $690 $854 $620 $630 $1,000 Free Cash Flow Restructuring, Pension Funding, Legal Payments 2017F $1,280 2016 $911 2015 $956 2014 $1,235 2013 $940 2012 $928 2011 $674 -$55 FCF Convers ion -34% 41% 85% 94% 63% 58% ~85% A Commitment to S hareholder Value Creation

Investor Day – May 4, 2017 Whirlpool Corporation Delivering These Goals Will Drive Top-Quartile TSR and 2-3pts ROIC Improvement 15 OUR LONG-TERM VALUE CREATION FRAMEWORK A Commitment to S hareholder Value Creation Profitable Growth Margin Expansion Cash Conversion Innovation fueled growth at or above the market Drive cos t and mix to grow profitably As s et efficiency converts profitable growth to cas h 3-5% Annual Organic Net Sales Growth 10%+ EBIT Margin (by 2020) 5-6% FCF as % of Net Sales (by 2018)

Investor Day – May 4, 2017 Whirlpool Corporation 2017 INVESTOR DAY – AGENDA 16 1. A Commitment to Shareholder Value Creation 2. A Unique Global Strategic Position to Create Value 3. Compelling Regional Catalysts to Grow Our Global Position 4. Our Approach to Shareholder Value Creation 5. Closing Remarks, Q&A A Unique Global S trategic Pos ition to Create Value

Investor Day – May 4, 2017 Whirlpool Corporation A UNIQUE GLOBAL POSITION TO CREATE VALUE 17 Global Leading Market Position Best Brand Portfolio Legacy of Innovation Best Cost Position A Unique Global S trategic Pos ition to Create Value

Investor Day – May 4, 2017 Whirlpool Corporation GLOBAL LEADING SHARE POSITION 18 U.S. Brazil U.K. Canada Mexico China W H R W H R W H R W H R # 2 # 3 # 4 # 2 # 3 # 4 # 2 # 3 # 1 # 2 # 4 $9.9B $1.9B $0.8B $0.9B $0.8B $0.5B WHR Revenue Market Share WHR Revenue Market Share W H R W H R # 2 # 3 # 4 # 2 # 3 # 4 # 3 # 4 # 4 # 3 # 2 # 3 # 4 W H R Italy $0.6B Russia $0.4B # 2 # 3 # 4 W H R France $0.6B W H R India $0.5B W H R # 2 # 4 # 1 2016 Actual A Unique Global S trategic Pos ition to Create Value # 1

Investor Day – May 4, 2017 Whirlpool Corporation Pre-2015 Slowdown, Emerging Markets Contributed an Additional ~$300M in Operating Profit 19 A BALANCE OF DEVELOPED AND EMERGING MARKETS 78% 81% 22% 19% Emerging Markets 2016 Sales Developed Markets 2016 Op. Profit 2013 Emerging Markets (Pro forma) 27% 40% A Unique Global S trategic Pos ition to Create Value

Investor Day – May 4, 2017 Whirlpool Corporation Brand Portfolio Targets Over 90% of Consumers, and Includes 7 with More Than $1B in Sales 20 BEST GLOBAL BRAND PORTFOLIO A Unique Global S trategic Pos ition to Create Value Premium (15%) % of Net Sales Mass (75%) Value (10%)

Investor Day – May 4, 2017 Whirlpool Corporation A LEGACY OF INNOVATION… 21 1911 1st Electric Wringer Washer 1910 1920 1930 1940 2010 2000 1990 1980 1950 1960 1970 1919 1st Stand Mixer 1949 1st Side-by-Side Refrigerator 1957 1st Bottom Mount Refrigerator 1967 1st Countertop Microwave 1961 1st Self-Ventilated Cooktop 1998 1st Energy Efficient Top-Load Washer 1999 1st Large Capacity Front-Load Washer 2008 1st Top-Load Pair with Steam Cycle 2006 1st FDBM with Ice and Water on Door 2006 1st French-Door Built-In Refrigerator A Unique Global Strategic Position to Create Value

Investor Day – May 4, 2017 Whirlpool Corporation Our World-Class Innovation Pipeline Continues to Accelerate 22 …AND AN INCREASING CADENCE OF INNOVATION A Unique Global S trategic Pos ition to Create Value 2013 2016 2015 2014 Annual New Product Introductions 100+ 50 70 100

Investor Day – May 4, 2017 Whirlpool Corporation CONSISTENT INNOVATION FUNDING 23 CAPEX R&D 5.2% 2007 5.0% 2006 5.6% 2016 6.1% 2015 6.1% 2014 6.4% 2013 6.2% 2012 5.6% 2011 6.4% 2010 6.1% 2009 5.9% 2008 % of Net Sales A Unique Global S trategic Pos ition to Create Value

Investor Day – May 4, 2017 Whirlpool Corporation INNOVATION EXPRESSED IN LEADING GLOBAL DESIGN 24 A Unique Global S trategic Pos ition to Create Value INTRODUCING WHIRLPOOL GLOBAL DESIGN A new line of Whirlpool brand appliances offering an array of innovative features, designs and finishes to fit the style of your family, culture and home. Delivered through our global innovation and design programs.

Investor Day – May 4, 2017 Whirlpool Corporation INNOVATION IN CONNECTED APPLIANCES 25 Connected Appliances A Unique Global S trategic Pos ition to Create Value Winning Collaborations 2020F 2M 2017F 150K 2015 3K Unit Volume

Investor Day – May 4, 2017 Whirlpool Corporation DELIVERING BETTER CARE THROUGH SMART APPLIANCES 26 Touchscreen Learns & Adapts • Consistent Navigation Across Products • Automatic Updates and Upgrades • Proximity Sensor Remote Connectivity Smart App & Scan-to-Cook Voice Control with Smart Home Assistants • Interact with Appliances from Mobile Devices • Two Way Service Communication • Scan Barcodes for Cooking Instructions • “Tell Whirlpool” to Set Mode or Start Timers • “Ask Whirlpool” for Remaining Time, Current Temperature or Filter Status • Hands-free Interaction Removes Complexity A Unique Global Strategic Position to Create Value

Investor Day – May 4, 2017 Whirlpool Corporation Global Scale: 42 Manufacturing Locations – 75% Producing 1M+ Units Annually 27 OPERATIONAL EXCELLENCE IS THE BACKBONE OF OUR BEST-COST PLATFORM A Unique Global S trategic Pos ition to Create Value

Investor Day – May 4, 2017 Whirlpool Corporation Well-Positioned to Manage Volatility in Currency and Raw Material Inflation 28 RELENTLESS FOCUS ON COST TAKEOUT -$75 $600 2013 2012 $200 2010 2011 $600 $650 2009 $475 2008 2007 $350 $675 2006 2017F $475 2016 $375 $450 2015 2014 $375 Raw Material Inflation Cost Productivity Restructuring Benefits • Fundamentally lower breakeven point • Generational res tructuring programs nearing completion • Strong track record of cos t productivity over time A Unique Global S trategic Pos ition to Create Value USD Millions

MANY COST OPTIMIZATION OPPORTUNITES REMAIN

	Key Drivers	Focus Areas
COGS: $17B ~80% variable	Raw materials (60%)	• Long-term supplier contracts and selective hedging • Design to value optimization
	Manufacturing / Quality (25%)	• Automation and world class manufacturing • Improved assembly yields
	Logistics (10%)	• Reducing scrap consistently • Predictive inventory management
	Research & Development (5%)	• System and design complexity reduction • Global product architecture consolidation
SG&A: $2B	Advertising & Promotions (25%)	• Digital and mobile advertising
	Administration (75%)	• Organizational streamlining

Whirlpool Corporation A Unique Global Strategic Position to Create Value Investor Day – May 4, 2017 29

Investor Day – May 4, 2017 Whirlpool Corporation 2017 INVESTOR DAY – AGENDA 30 1. A Commitment to Shareholder Value Creation 2. A Unique Global Strategic Position to Create Value 3. Compelling Regional Catalysts to Grow Our Global Position 4. Our Approach to Shareholder Value Creation 5. Closing Remarks, Q&A Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation A GLOBAL LEADER…WITH STRONG REGIONAL POSITIONS 31 NAR 2016 Goal Revenue $11.1B 3-5% (annually) Op. Margin 11.5% (ongoing) 12%+ LAR 2016 Goal Revenue $3.2B 5% (annually) Op. Margin 6.6% 10%+ ASIA 2016 Goal Revenue $1.4B 5-7% (annually) Op. Margin 6.4% (ongoing) 8%+ EMEA 2016 Goal Revenue $5.1B 1-3% (annually) Op. Margin 4.1% (ongoing) 8%+ Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation NORTH AMERICA… STRONG VALUE CREATION IN A HEALTHY MARKETPLACE 32 Healthy marketplace with a lot of runway left Industry-leading brand portfolio and strong innovation pipeline Well-positioned to win in a changing retail environment At the forefront of redefining what “product” is NAR 2016 Goal Revenue $11.1B 3-5% (annually) Op. Margin 11.5% (ongoing) 12%+ Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation LONG-TERM U.S. DEMAND TRENDS REMAIN POSITIVE 33 50,000 54,000 0 2,000 46,000 42,000 38,000 34,000 2006 2004 2002 2018F 2016 2014 2012 2020F 2008 2010 +6.0% +9.4% +5.5% +5.6% +3% +3% +3% +4-6% Compelling Regional Catalys ts to Grow Our Global Pos ition Indus try Volume (Thous ands )

Investor Day – May 4, 2017 Whirlpool Corporation Signif icant Levels of Pent-Up Demand Due to Constrained Supply of Homes and Capital 34 U.S. HOUSING RECOVERY STRONG AND FAR FROM PEAK 200M 2016 2004 1992 1980 6,000 4,000 2,000 350M 300M 250M 8,000 Existing Home Sales U.S. Population 500 1,000 1,500 2,000 2,500 2016 2004 1992 1980 Housing Starts Structural Requirement Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Delayed Under-35 Home Ownership Expected to Rebound in Coming Years 35 U.S. HOUSEHOLD FORMATION YET TO RECOVER 33% 36% 39% 42% 45% 2009 2015 2012 2006 2000 2003 1994 1997 Under 35 Home Ownership Rate Historical Avg 350M 300M 250M 100M 50M 2016 2004 1992 1980 U.S. Households U.S. Population Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation STRONG BRANDS AND CONNECTED INNOVATION 36 Brand Strength Product Innovation PREMIUM MASS VALUE LAUNDRY KITCHEN ADJACENT 80 100 110 165 300 Brands Target >90% of Consumers with ~40% Balance of Sale More Than 100 New Product Launches in 2016 Target Price Index Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Our Branded Balance of Sale is Consistent Across Outlets 37 POSITIONED FOR A CHANGING RETAIL ENVIRONMENT… 100% 80% 60% 40% 20% All Other Independent Retailers 2016 2014 2012 2010 2008 2006 2004 2002 2000 Retail Outlet Share Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Gained 2+ Points of Branded Share in 2016, Primarily Maytag and KitchenAid 38 …WITH OUR INDUSTRY-LEADING BRAND PORTFOLIO Quarterly Branded Share of U.S . Retail Q2 2016 Q1 2016 Q3 2016 Q4 2016 Q2 2015 Q1 2017 Q3 2015 Q4 2015 Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Digitally Enabled Services Increasingly Enhance Appliance Experience 39 AT THE FOREFRONT OF REDEFINING WHAT “PRODUCT” IS Compelling Regional Catalys ts to Grow Our Global Pos ition Supply Replenishment Connected Kitchen Home Energy Management Post-Purchase Experience Areas of Focus Winning Collaborations

Investor Day – May 4, 2017 Whirlpool Corporation “CONNECTED KITCHEN” IS A SEAMLESS EXPERIENCE 40 Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation EUROPE, MIDDLE EAST AND AFRICA (EMEA)… MOVING TOWARDS FULLY REALIZING ACQUISITION BENEFITS 41 Indesit acquisition gives us a strong structural position In the final, but most complex and challenging phase of integration Long-term growth through best products and brand portfolio Tremendous growth opportunity in MEA, small appliances and new business model EMEA 2016 Goal Revenue $5.1B 1-3% (annually) Op. Margin 4.1% (ongoing) 8%+ Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation A WINNING COUNTRY PORTFOLIO 42 Germany Russia U.K. France Italy Spain Poland Turkey Country by Industry Size Whirlpool Corp Share Position Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Laundry Kitchen Front-Load Laundry A COMPLETE “BEST OF BEST” PRODUCT PORTFOLIO 43 Top-Load Laundry Washer/Dryer Combo Built-In Cooking Freestanding Range Microwaves Refrigeration Small Domestic Appliances Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Delivering on Commitments Despite ~20% Currency Devaluation 44 DELIVERING COST BENEFITS OF INDESIT ACQUISITION Restructuring Expenses Cumulative Acquisition Benefits 80 2017 15 5 11 0 2016 14 0 20 0 2015 15 0 30 0 2014 15 15 2019 45 2018 Current Expectations 2014 Investor Day Targets 2019 39 0 35 0 2018 36 5 35 0 2017 31 0 3 50 2016 25 5 25 0 2015 80 80 Millions of USD Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Substantial Macro-Driven Revenue Decline in Indesit’s Two Largest Countries 45 CHANGES IN ENVIRONMENT MASKED SYNERGY BENEFITS All Other U.K. / Russia 2016 $5.1 2014 $6.4 Demand Impact • ~20% decline in Rus s ia (2015) • ~25% decline in U.K. pos t-Brexit (2016) Currency Impact • ~20% devaluation of Britis h Pound (2015, 2016) • ~40% devaluation of Rus s ian Ruble (2015, 2016) Revenue in USD Billions Currency Impact • ~20% devaluation of Euro (2015, 2016) Compelling Regional Catalys ts to Grow Our Global Pos ition

2017 IS THE MOST COMPLEX YEAR OF INTEGRATION

Whirlpool CORPORATION

Phase 1	Phase 2	Phase 3

- Purchasing
- Brand / Product Integration
- Platform / Footprint Rationalization
- Legal Entity Mergers / System Integration (SG&A)

2015 — 2016 — 2017 — 2018+

	Phase 1 (2015–2016)	Phase 2 (2016–2017)	Phase 3 (2017–2018+)
Focus	• Governance / management systems • Simplified organization • SG&A reduction • Procurement synergies	• Footprint consolidation plan • Product architecture consolidation • 1st level of system integration	• Execute factory consolidation • Complete product platform integration • Complete system integration
Synergies	$80 million	$175 million	$135 million

Whirlpool Corporation Compelling Regional Catalysts to Grow Our Global Position Investor Day – May 4, 2017 46

Investor Day – May 4, 2017 Whirlpool Corporation HALFWAY THROUGH THE MOST COMPLEX, FINAL PHASE 47 Execution of Factory Optimization Completion of Product Platform Integrations Completion of Process / System Integration 70% Complete as of May 2017 90% Complete as of May 2017 30% Complete as of May 2017 Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation PRODUCT AVAILABILITY IMPACTED OUR VOLUMES 48 80 120 160 200 Jun-16 Sep-16 Oct-16 Dec-16 Baseline Feb-17 Mar-17 Nov-16 Aug-16 Jul-16 Late Orders Jan-17 Units (Thous ands ) Headquarters System Integration Platform / Footprint Rationalization Begins Major Appliance Volume Change (Year over Year) +3.1% -6.7% -6.5% -4.9% -11.6% -7.4% -6.7% -12.8% -8.0% +2.6% Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation A SIMPLIFIED AND WINNING BRAND PORTFOLIO 49 Pre-Integration Focus (12 Brands) Post-Integration Focus (6 Brands) PREMIUM MASS VALUE Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation New U.K. Model …WITH MANY ADDITIONAL GROWTH OPPORTUNITIES 50 83% 67% 10% 24% 7% 9%MEA E. Europe W. Europe 2016 2013 % of Net Sales Units Geographic Expansion KitchenAid SDA - EMEA +20% CAGR 2017F 2015 2013 2011 2009 Direct delivery to f inal consumer Add-on services offered during delivery Service agreements and post-sales activity “No stock” model for trade Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation (ongoing) STRUCTURALLY POSITIONED FOR 8%+ LONG-TERM OPERATING MARGINS 51 0.5% 0.5% 1.5% 1.5% 2020F 8%+ Price / Mix Adjacent Business / MEA Growth Total Cost Takeout U.K. / Russia Recovery 2016 4.1% (Approximate impact) Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation LATIN AMERICA…FULLY LEVERAGING OPTIMIZED COST STRUCTURE AS THE MARKET BEGINS TO RECOVER 52 Long-term demand fundamentals are beginning to re-emerge Leading brands and product innovation New business models in Water and Direct-to-Consumer Growth potential beyond Brazil LAR 2016 Goal Revenue $3.2B 5% (annually) Op. Margin 6.6% 10%+ Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Industry Demand Has Declined More Than 30% Since 2012 Peak 53 A HISTORIC DROP IN BRAZIL APPLIANCE DEMAND -31% 2015 2010 2005 2000 Industry at 2007-2008 levels Brazil T9 Indus try Volumes Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation A Three-Year Slowdown is on the Cusp of a Recovery 54 BEGINNING TO SEE SIGNS OF DEMAND REBOUNDING May-17 Sep-14 Jan-16 Sep-14 May-17 Jan-16 Brazil Inflation Brazil Cons umer Confidence Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Through Strong Actions, Our Margins Have Rebounded Despite the Economic Downturn 55 OUR BUSINESS REMAINS STRUCTURALLY HEALTHY 1Q17 4Q16 8.3% 3Q16 5.8% 2Q16 6.1% 1Q16 6.1% 4Q15 6.8% 3Q15 4.4% 2Q15 4.2% 8.3% Latin America Operating Margin Compelling Regional Catalys ts to Grow Our Global Pos ition

OUR LEADING BRANDS ARE WELL-POSITIONED

BRASTEMP

Most Preferred

Most preferred appliance brand in Brazil, recognized for iconic design



SUPER PREMIUM (~1%)
PREMIUM (2%)
MASS PREMIUM (15%)
MASS (45%)
VALUE (37%)

Consul

#1 in Brazilian Homes

Second most preferred appliance brand in Brazil, found in nearly 60 percent of Brazilian homes

Strength of the Top Two Most Preferred Appliance Brands in Brazil

Whirlpool Corporation Compelling Regional Catalysts to Grow Our Global Position Investor Day – May 4, 2017 56

Investor Day – May 4, 2017 Whirlpool Corporation NEW ADJACENT BUSINESS MODELS 57 Water Purif ier Subscription Model Subs criber Bas e (Thous ands ) 378 268 190169 197 137 90 2019F 2018F 2017F 2016 2015 2012 2008 55 32 14 6 2019F 2018F 2017F 2016 25 13 3 1 2019F 2018F 2017F 2016 Subs criber Bas e (Thous ands ) Caps ule Volume (Millions ) B.Blend Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation We Are Well-Prepared to Succeed as Consumer Preferences Shift 58 NEW BUSINESS MODELS IN DIRECT TO CONSUMER B2B Marketplace • Retail agency model Brand Store • Bras temp / Cons ul e-commerce s ite • 3rd larges t in Brazil • 77% net promoter s core Compra Certa • Member bas ed buying club 1.0 0.9 0.8 0.7 2016 0.6 0.8 2014 0.7 0.6 2012 0.5 0.4 2010 0.3 0.2 2008 0.1 2018F 2020F Hotels/B2B Door to Door Compra Certa Brand Stores Marketplace Units (Millions ) Compelling Regional Catalys ts to Grow Our Global Pos ition

STRONG GROWTH POTENTIAL BEYOND BRAZIL

LAR International
Industry size: 27M units
<20% market share

Growth through:

- Appliance penetration
- Joint Ventures
- Alliances
- Strong organic growth



Brazil
Industry size: 20M units
~40% market share

Whirlpool Corporation Compelling Regional Catalysts to Grow Our Global Position Investor Day – May 4, 2017 59

Investor Day – May 4, 2017 Whirlpool Corporation ASIA…WELL-POSITIONED FOR INDIA / CHINA GROWTH 60 Appliance demand in China has been suffering China growth opportunity from distribution expansion Robust long-term demand in India Our brand in India is well-positioned to benefit ASIA 2016 Goal Revenue $1.4B 5-7% (annually) Op. Margin 6.4% (ongoing) 8%+ Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation OUR ASIA REGION IS LARGELY CHINA AND INDIA 61 China ~$900M India ~$500M All other ~$50M Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Well-Positioned to Capitalize on Future Growth 62 STRONG DEMOGRAPHIC GROWTH OPPORTUNITY CAGR through 2021 8% CAGR through 2021 12% 63.7 14.6 42% Industry T2 Volumes Appliance Penetration Demographics China India 19% (middle / upper clas s growth rate) Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation …Yet Chinese Appliance Industry is Three Times Larger Than U.S. 63 CHINA DEMAND DOWN MORE THAN 15% SINCE 2011… -3%-4%-4% -6% 7% -11% 5% 2016 2017F 2015 2014 2013 2012 2011 T2 Indus try Unit Demand Growth Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Growth Through Distribution Expansion Remains Very Attractive 64 …BUT GROWTH OPPORTUNITIES IN CHINA ARE STRONG 2016 2014 ~30K ~3K 20% 15% 72% 70% 8% 15% 2014 2016 48% 63% 52% 37% Tier 2+ 2014 2016 Tier 1 Revenue by Brand Whirlpool Brand Growth Distribution Expansion Growth Outside Tier 1 Number of Outlets Revenue by City T iers Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation Whirlpool Brand is Well-Positioned for Growth 65 STRONG GROWTH OPPORTUNITIES IN INDIA 10% 21% 11%12% 2% -4% 2013 2014 2015 2016 2017F 2012 Robust Demand Trends 23% 15% 2016 Market Share 2016 Brand Preference Brand Preference Exceeds Share T2 Indus try Unit Demand Growth Compelling Regional Catalys ts to Grow Our Global Pos ition

Investor Day – May 4, 2017 Whirlpool Corporation 2017 INVESTOR DAY – AGENDA 66 1. A Commitment to Shareholder Value Creation 2. A Unique Global Strategic Position to Create Value 3. Compelling Regional Catalysts to Grow Our Global Position 4. Our Approach to Shareholder Value Creation 5. Closing Remarks, Q&A Our Approach to S hareholder Value Creation

Investor Day – May 4, 2017 Whirlpool Corporation Delivering These Goals Will Drive Top-Quartile TSR and 2-3pts ROIC Improvement 67 OUR LONG-TERM VALUE CREATION FRAMEWORK Profitable Growth Margin Expansion Cash Conversion Our Approach to S hareholder Value Creation Innovation fueled growth at or above the market Drive cos t and mix to grow profitably As s et efficiency converts profitable growth to cas h 3-5% Annual Organic Net Sales Growth 10%+ EBIT Margin (by 2020) 5-6% FCF as % of Net Sales (by 2018)

ONGOING EBIT MARGIN EXPANSION

(Approximate Impact)	Impact	Performance Drivers
2016 Ongoing Business EBIT Margin	**7.3%**	
Total Cost Take Out (inclusive of raw material inflation)	2 – 3	• Ongoing Cost Productivity
Volume Leverage	1	• Emerging Market Growth • U.S. Household Formation
Price / Mix	0.5 – 1	• New Product Launches • Adjacent Business Growth
Marketing, Technology and Product Investments	(1) – (1.5)	• Product and Brand Innovation • Brand Awareness
2020 EBIT Margin	**10%+**	

Multiple Margin Levers to Deliver 10%+ EBIT Margin

Whirlpool Corporation Our Approach to Shareholder Value Creation Investor Day – May 4, 2017 68

FOCUS ON IMPROVING FCF CONVERSION

FCF Conversion



58%
~85%
~90%
2016
2017F
2018F

Key Drivers

3-5% Annual Organic Net Sales Growth + **10%+** EBIT Margin (by 2020) = **Cash Earnings**

3-4% Working Capital % of Net Sales + **+2-3pts** Return on Invested Capital = **Asset Efficiency**

Reduction of Non-structural Items

- Restructuring
- Pension contributions
- Legacy product warranty expenses

Whirlpool Corporation
Our Approach to Shareholder Value Creation
Investor Day – May 4, 2017
69

Investor Day – May 4, 2017 Whirlpool Corporation Executive Compensation and Project Decisions are Focused on Delivering TSR 70 TSR DRIVERS BUILT INTO OUR MANAGEMENT SYSTEMS Regional & Executive Pay At Risk Decision Making Process EBIT FCF ROIC Key Drivers of Shareholder Return are Anchors of Compensation ROIC Payback Measures Attractiveness Measures Risk Our Approach to S hareholder Value Creation

Investor Day – May 4, 2017 Whirlpool Corporation FCF GROWTH MASKED BY NON-STRUCTURAL IMPACTS 71 $230 $690 $854 $620 $630 $1,000 Free Cash Flow Restructuring, Pension Funding, Legal Payments 2017F $1,280 2016 $911 2015 $956 2014 $1,235 2013 $940 2012 $928 2011 $674 -$55 FCF Convers ion -34% 41% 85% 94% 63% 58% ~85% Our Approach to S hareholder Value Creation

Investor Day – May 4, 2017 Whirlpool Corporation DISCIPLINED APPROACH TO CAPITAL ALLOCATION 72 Fund the Business Targeted Capital Structure Return Cash to Shareholders M&A 1 2 4 3 Our Approach to S hareholder Value Creation

Investor Day – May 4, 2017 Whirlpool Corporation Support Growth with Robust Innovation Pipeline and Operational Stability 73 FUNDING THE BUSINESS FOR GROWTH Fund the Business Liquidity • Innovation focus ed capex • R&D for innovation and cos t • Cas h on hand to meet operational needs • Corporate funding needs are USD denominated • Keep credit lines with divers e s et of banks Capex: 3.5% of s ales R&D: 3% of s ales $1B cas h on hand as of 3/31/2017 $3B in credit facilities acros s 23 banks Priorities Status 1 Our Approach to S hareholder Value Creation

2 TARGETED CAPITAL STRUCTURE

Priorities		Status
Capital Structure	• Debt levels that target strong credit rating • Roll-over when interest rates favorable • Flexibility to pursue strategic options	Strong Investment Grade Rating
Pension	• Fully-fund on tax-efficient U.S. GAAP basis • Minimal future funding needs	~80% funded as of 12/31/2016

Maintain Strategic Flexibility While Fulfilling Existing Commitments

Whirlpool Corporation Our Approach to Shareholder Value Creation Investor Day – May 4, 2017 74

Investor Day – May 4, 2017 Whirlpool Corporation CONSISTENT DIVIDEND GROWTH 75 $4.30 $3.90 $3.45 $2.88 $2.38 $2.00$1.93 $1.72$1.72$1.72$1.72$1.72 2017F +14% CAGR 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 2006 • Dividend target is 25-30% of trailing twelve months of earnings • Cons is tent annual dividend payments s ince we were lis ted in 1955 3 Our Approach to S hareholder Value Creation

Investor Day – May 4, 2017 Whirlpool Corporation Repurchased $1.3B of Stock Since 2013 76 CONSISTENT SHARE REPURCHASE 77.2 79.779.6 80.8 2016 2015 2014 2013 • Repurchas es primarily targeted to offs et dilution at a minimum • Strong return (+76%) on completed s hare buyback authorizations • Repurchas ed $150M of s hares in Q1 2017 • $550M authorization remaining as of 3/31/2017 3 Diluted Average Weighted Shares (Millions ) $350 $25 $250 $525 Amount of Shares Repurchased (M USD) Our Approach to S hareholder Value Creation

Investor Day – May 4, 2017 Whirlpool Corporation DISCIPLINED APPROACH TO M&A 77 Standalone Attractivenes s 4 Time Horizon: Strategic Fit Strategic M&A: Value Creation Opportunity Bolt-on M&A: Capacity to Execute and Integrate EPS Accretive: 5 to 10 years 12 - 15% ROIC Long-term Payback 15 - 25% ROIC Short-term Payback Year 1, excluding charges Criteria Hurdles Our Approach to S hareholder Value Creation

4 MAJOR ACQUISITION HISTORY

Whirlpool CORPORATION

		Price	Rationale	Value
1986	KitchenAid	$150M	Premium brands, small domestic appliances	●
2006	MAYTAG	$2.8B	Mass and premium brands, manufacturing scale	●
2014	indesit company / SANYO	$2.3B	Value brands, manufacturing scale, distribution scale	In progress
2015	ADC American Dryer Corp.	Terms confidential	Product platforms and technology in commercial laundry	●

Utilize Value-Creating M&A to Accelerate Our Strategy

Whirlpool Corporation Our Approach to Shareholder Value Creation Investor Day – May 4, 2017 78

Investor Day – May 4, 2017 Whirlpool Corporation 2017 INVESTOR DAY – AGENDA 79 1. A Commitment to Shareholder Value Creation 2. A Unique Global Strategic Position to Create Value 3. Compelling Regional Catalysts to Grow Our Global Position 4. Our Approach to Shareholder Value Creation 5. Closing Remarks, Q&A Clos ing Remarks , Q&A

A COMMITMENT TO SHAREHOLDER VALUE CREATION

Whirlpool CORPORATION

A Unique Global Strategic Position

- #1 Globally and #1 or #2 in almost all parts of the world
- Best brand portfolio in industry
- Rich legacy of innovation with robust new product pipeline
- Relentless focus on cost takeout

+

Compelling Regional Catalysts

- **North America:** Strong value creation in a healthy marketplace
- **EMEA:** Fully realizing benefits of Indesit acquisition
- **Latin America:** Fully leveraging optimized cost structure
- **Asia:** Well-positioned to benefit from India / China growth

3-5%
Annual Organic Net Sales Growth

+

10%+
EBIT Margin (by 2020)

+

5-6%
FCF as % of Net Sales (by 2018)

Positioned to Deliver Total Shareholder Return (TSR) in the Top Quartile of the S&P 500

Whirlpool Corporation Closing Remarks, Q&A Investor Day – May 4, 2017 80

Investor Day – May 4, 2017 Whirlpool Corporation 81 Clos ing Remarks , Q&A

INDEX OF SUPPORTING INFORMATION

Slide #	Slide Title & Description	Source / Notes
9	A COMMITMENT TO SHAREHOLDER VALUE CREATION	•GFK, AHAM, Traqline, Euromonitor, Internal research •EBIT margin, FCF as a percentage of net sales and organic net sales growth are non-GAAP measures. Reconciliation information is located in the supporting information section of the presentation.
10	LONG-TERM VALUE CREATION	•Measured to 12/31/2016 •S&P Capital IQ, NYU, BCG ValueScience® Center, Bloomberg
11	A STRONG TRACK RECORD OF SHAREHOLDER RETURNS	•S&P Capital IQ, BCG ValueScience® Center, Bloomberg
12	TSR IS DRIVEN BY MARGIN EXPANSION *AND* FCF YIELD	•S&P Capital IQ, S&P Compustat, Bloomberg, BCG ValueScience®, BCG analysis
13	WE HAVE DELIVERED STRUCTURAL MARGIN EXPANSION	•Ongoing EBIT margin is a non-GAAP measure. Reconciliation information is located in the supporting information section of the presentation.
14	FCF GROWTH MASKED BY NON-STRUCTURAL IMPACTS	•FCF and FCF conversion are non-GAAP measures. Reconciliation information is located in the supporting information section of the presentation.
15	OUR LONG-TERM VALUE CREATION FRAMEWORK	•EBIT margin, FCF as a percentage of net sales and organic net sales growth are non-GAAP measures. Reconciliation information is located in the supporting information section of the presentation.
17	A UNIQUE GLOBAL POSITION TO CREATE VALUE	•GFK, AHAM, Traqline, Internal research •Whirlpool ownership of the *Hotpoint* brand in the EMEA and Asia regions is not affiliated with the *Hotpoint* brand sold in the Americas.
18	GLOBAL LEADING SHARE POSITION	•GFK, AHAM, Traqline, Euromonitor, Internal research
19	A BALANCE OF DEVELOPED AND EMERGING MARKETS	•Bloomberg, Internal research •Emerging Markets include Latin America (excluding compressors business), Russia, Asia, and Mexico

Whirlpool Corporation Supporting Information Investor Day – May 4, 2017 82

INDEX OF SUPPORTING INFORMATION

Slide #	Slide Title & Description	Source / Notes
20	BEST GLOBAL BRAND PORTFOLIO	•Whirlpool ownership of the *Hotpoint* brand in the EMEA and Asia regions is not affiliated with the *Hotpoint* brand sold in the Americas. •Our leading portfolio of brands includes *Whirlpool, Maytag, KitchenAid, Embraco, Hotpoint, Consul*, and *Indesit*, each of which generates annual revenues in excess of $1 billion.
31	A GLOBAL LEADER…WITH STRONG REGIONAL POSITIONS	•Ongoing operating margin is a non-GAAP measure. Reconciliation information is located in the supporting information section of the presentation.
32	NORTH AMERICA…STRONG VALUE CREATION IN A HEALTHY MARKETPLACE	•Ongoing operating margin is a non-GAAP measure. Reconciliation information is located in the supporting information section of the presentation.
33	LONG-TERM U.S. DEMAND TRENDS REMAIN POSITIVE	•AHAM, Internal research
34	U.S. HOUSING RECOVERY STRONG AND FAR FROM PEAK	•Trading Economics, U.S. Census Bureau, Internal research
35	U.S. HOUSEHOLD FORMATION YET TO RECOVER	•Trading Economics, U.S. Census Bureau, Internal research
36	STRONG BRANDS AND CONNECTED INNOVATION	•Traqline, Internal research
37	POSITIONED FOR A CHANGING RETAIL ENVIRONMENT….	•Traqline. Internal research •Retail outlet share includes T5 appliances, microwave hood combinations (MHCs) and cooktops
38	…WITH OUR INDUSTRY-LEADING BRAND PORTFOLIO	•Traqline, Internal research
41	EUROPE, MIDDLE EAST AND AFRICA (EMEA)…MOVING TOWARDS FULLY REALIZING ACQUISITION BENEFITS	•Ongoing operating margin is a non-GAAP measure. Reconciliation information is located in the supporting information section of the presentation.

Whirlpool Corporation Supporting Information Investor Day – May 4, 2017 83

INDEX OF SUPPORTING INFORMATION: CONTINUED

Slide #	Slide Title & Description	Source / Notes
42	A WINNING COUNTRY PORTFOLIO…	•GFK, Euromonitor, Internal research
49	A SIMPLIFIED AND WINNING BRAND PORTFOLIO	•Whirlpool ownership of the *Hotpoint* brand in the EMEA and Asia regions is not affiliated with the *Hotpoint* brand sold in the Americas.
50	WITH MANY ADDITIONAL GROWTH OPPORTUNITIES	•2013 net sales do not include Indesit
51	STRUCTURALLY POSITIONED FOR 8%+ LONG-TERM OPERATING MARGINS	•Ongoing operating margin is a non-GAAP measure. Reconciliation information is located in the supporting information section of the presentation.
52	LATIN AMERICA…FULLY LEVERAGING OPTIMIZED COST STRUCTURE AS THE MARKET BEGINS TO RECOVER	•Ongoing operating margin is a non-GAAP measure. Reconciliation information is located in the supporting information section of the presentation.
53	A HISTORIC DROP IN BRAZIL APPLIANCE DEMAND	•GFK, Euromonitor, Internal research
54	BEGINNING TO SEE SIGNS OF DEMAND REBOUNDING	•Trading Economics, Banco Central Do Brasil , Confederacao Nacional Da Industria
55	OUR BUSINESS REMAINS STRUCTURALLY HEALTHY	•Operating margins include reclassifications as the result of the adoption of new accounting standards. See footnote "e" in the supporting information section of the presentation.
56	OUR LEADING BRANDS ARE WELL-POSITIONED	•IPSOS, Brand Health, Kantar Worldpanel
59	STRONG GROWTH POTENTIAL BEYOND BRAZIL	•GFK, Internal research
60	ASIA…WELL-POSITIONED FOR INDIA / CHINA GROWTH	•Ongoing operating margin is a non-GAAP measure. Reconciliation information is located in the supporting information section of the presentation.
62	STRONG DEMOGRAPHIC GROWTH OPPORTUNITY	•Oxford Economics, Euromonitor, China Market Monitor, GFK, Internal research •Middle / upper class includes households with an annual income >$10K USD
63	CHINA DEMAND DOWN OVER 15% SINCE 2011	•China Market Monitor, Internal research
64	…BUT GROWTH OPPORTUNITIES IN CHINA ARE STRONG	•China Market Monitor, Internal Research

Whirlpool Corporation Supporting Information Investor Day – May 4, 2017 84

INDEX OF SUPPORTING INFORMATION: CONTINUED

Slide #	Slide Title & Description	Source / Notes
65	STRONG GROWTH OPPORTUNITIES IN INDIA	•GFK, Internal Research
67	OUR LONG-TERM VALUE CREATION FRAMEWORK	•EBIT margin, organic net sales and FCF are non-GAAP measures. Reconciliation information is located in the supporting information section of the presentation.
68	ONGOING EBIT MARGIN EXPANSION	•Ongoing EBIT margin is a non-GAAP measure. Reconciliation information is located in the supporting information section of the presentation.
69	FOCUS ON IMPROVING FCF CONVERSION	•FCF conversion, EBIT margin, and organic net sales growth are non-GAAP measures. Reconciliation information is located in the supporting information section of the presentation.
71	FCF GROWTH MASKED BY NON-STRUCTURAL IMPACTS	•FCF and FCF conversion are non-GAAP measures. Reconciliation information is located in the supporting information section of the presentation.
74	TARGETED CAPITAL STRUCTURE	•Standard and Poor's, Moody's Investors Service, FitchRatings
76	CONSISTENT SHARE REPURCHASE	•On April 23, 2008, our Board of Directors authorized a share repurchase program of up to $500 million We resumed the share repurchase program during 2013 and repurchased 2.5 million shares at an aggregate purchase price of $350 million through December 31, 2013 . At December 31, 2013 , there was no remaining authorization under this program. •On April 14, 2014, our Board of Directors authorized a share repurchase program of up to $500 million . During the first quarter of 2016, we repurchased 1,507,100 shares at an aggregate purchase price of approximately $225 million under this program. As of March 31, 2016, there were no remaining funds authorized under this program •On April 18, 2016 , our Board of Directors authorized a new share repurchase program of up to $1 billion . As of March 31, 2017, there were approximately $550 million in remaining funds authorized under this program. •Return on completed share buyback authorizations (2004, 2008, 2014) calculated using 4/28/2017 closing price of WHR.
78	MAJOR ACQUISITION HISTORY	•Prices are inclusive of acquired debt
80	A COMMITMENT TO SHAREHOLDER VALUE CREATION	•GFK, AHAM, Traqline, Euromonitor, Internal research •EBIT margin, organic net sales and FCF as a percentage of net sales are non-GAAP measures. Reconciliation information is located in the supporting information section of the presentation.

Whirlpool Corporation Supporting Information Investor Day – May 4, 2017 85

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES:

We supplement the reporting of our financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial measures, some of which we refer to as "ongoing business" measures, including ongoing business operating profit (loss), ongoing business operating margin, earnings before interest and taxes (EBIT), EBIT margin, ongoing business EBIT, ongoing business EBIT margin, ongoing business earnings, ongoing business earnings per diluted share, ongoing business segment operating profit (loss), ongoing business segment operating margin, sales excluding currency, ongoing net sales, free cash flow, free cash flow conversion and free cash flow as a percentage of net sales. Ongoing business measures exclude items that may not be indicative of, or are unrelated to, results from our ongoing business operations and provide a better baseline for analyzing trends in our underlying businesses. Sales excluding foreign currency, or organic net sales, is calculated by translating the current period net sales, in functional currency, to U.S. dollars using the prior-year period's exchange rate compared to the prior-year period net sales. Management believes that sales excluding foreign currency provides stockholders with a clearer basis to assess our results over time, excluding the impact of exchange rate fluctuations. Management believes that free cash flow provides investors and stockholders with a relevant measure of liquidity and a useful basis for assessing the company's ability to fund its activities and obligations. The Company provides free cash flow related metrics, such as free cash flow as a percentage of net sales and free cash flow conversion, as long-term management goals, not an element of its annual financial guidance, and as such does not provide a reconciliation of free cash flow to cash provided by (used in) operating activities, the most directly comparable GAAP measure. Any such reconciliation would rely on market factors and certain other conditions and assumptions that are outside of the company's control. We believe that these non-GAAP measures provide meaningful information to assist investors and stockholders in understanding our financial results and assessing our prospects for future performance, and reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP financial measures, provide a more complete understanding of our business. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These ongoing business financial measures should not be considered in isolation or as a substitute for reported operating profit (loss), net earnings available to Whirlpool per diluted share, net earnings, net earnings available to Whirlpool, net sales, reported operating profit (loss) by segment, and cash provided by (used in) operating activities, the most directly comparable GAAP financial measures. GAAP net earnings available to Whirlpool per diluted share and ongoing business earnings per diluted share are presented net of tax, while individual adjustments in each reconciliation are presented on a pre-tax basis; the income tax impact line item aggregates the tax impact for these adjustments. The tax impact of individual line item adjustments may not foot precisely to the aggregate income tax impact amount, as each line item adjustment may include non-taxable components. Prior-period comparisons have been recast to reflect the tax impact of adjustments as a single adjustment. We strongly encourage investors and stockholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Whirlpool Corporation Supporting Information Investor Day – May 4, 2017 86

ONGOING BUSINESS OPERATING PROFIT AND ONGOING BUSINESS EARNINGS BEFORE INTEREST AND TAXES:

Whirlpool CORPORATION

The reconciliation provided below reconciles the non-GAAP financial measures ongoing business operating profit and ongoing business earnings before interest and taxes with the most directly comparable GAAP financial measures, operating profit and net earnings available to Whirlpool for 2017 (forecast) and the twelve months ended December 31, 2016, 2015, 2014, 2013, 2012, 2011 and 2010. Ongoing business operating margin is calculated by dividing ongoing business operating profit by ongoing business net sales. Ongoing business EBIT margin is calculated by dividing ongoing business EBIT by ongoing business net sales. Ongoing business net sales excludes Brazilian (BEFIEX) tax credits from reported net sales.

	Twelve Months Ended December 31,									
	Operating Profit		Earnings Before Interest & Taxes[1]							
	2017 F	2016	2017 F	2016	2015	2014	2013	2012	2011	2010
Reported GAAP Measure[e]	$ 1,510 - 1,640	$ 1,368	$ 1,400 - 1,530	$ 1,275	$ 1,196	$ 1,046	$ 1,094	$ 757	$ 185	$ 811
Acquisition Related Transition Costs	-	82	-	86	64	98	-	-	-	-
Antitrust and Dispute Resolutions	-	-	-	-	35	4	42	25	-	-
Benefit Plan Curtailment Gain	-	-	-	-	(62)	-	-	(49)	(35)	(62)
Brazilian (BEFIEX) Tax Credits	-	-	-	-	-	(14)	(109)	(37)	(266)	(225)
Brazilian Collection Dispute & Antirust Resolutions	-	-	-	-	-	-	-	-	528	146
Brazilian Government Settlement	-	-	-	-	-	-	28	-	-	-
Contract and Patent Resolutions	-	-	-	-	-	-	-	22	-	-
Gain on Sale of Brand	-	-	-	-	-	-	-	-	-	(10)
Gain/Expenses Related to a Business Investment	-	-	-	-	(46)	-	-	-	-	-
Inventory Purchase Price Allocation	-	-	-	-	-	13	-	-	-	-
Investment and Intangible Impairment	-	-	-	-	-	-	-	11	-	-
Investment Expenses	-	-	-	-	-	87	21	-	-	-
Legacy Product Warranty and Liability Expense[a]	-	3	-	(23)	42	-	-	-	-	-
Pension Settlement Charges[b]	-	-	-	-	15	-	-	-	-	-
Restructuring Expense[c]	200	173	200	173	201	136	196	237	136	74
Supplier Quality Issue	-	-	-	-	-	-	-	-	(7)	75
Supplier Quality Recovery	-	-	-	-	-	-	-	-	(61)	-
Ongoing Business Measure	$ 1,710 - 1,840	$ 1,626	$ 1,600 - 1,730	$ 1,511	$ 1,445	$ 1,370	$ 1,272	$ 966	$ 480	$ 809

Whirlpool Corporation Supporting Information Investor Day – May 4, 2017 87

Investor Day – May 4, 2017 Whirlpool Corporation CONTINUED: 88 (1) Earnings Before Interes t & Taxes (EBIT) is a non-GAAP meas ure. Whirlpool does not provide a forward-looking quantitative reconciliation of EBIT to the mos t directly comparable GAAP financial meas ure, net earnings available to Whirlpool, becaus e the net earnings available to noncontrolling interes ts item of s uch reconciliation -- which has his torically repres ented a relatively ins ignificant amount of Whirlpool's overall net earnings -- implicates Whirlpool's projections regarding the earnings of Whirlpool's non wholly-owned s ubs idiaries and joint ventures that cannot be quantified precis ely or without unreas onable efforts . Twelve Months Ended December 31, 2016 2015 2014 2013 2012 2011 2010 Net earnings available to Whirlpool $888 $783 $650 $827 $401 $390 $619 Net earnings available to noncontrolling interes ts 40 39 42 22 24 18 31 Income tax expens e (benefit) 186 209 189 68 133 (436) (64) Interes t expens e 161 165 165 177 199 213 225 Earnings Before Interes t & Taxes (1) $1,275 $1,196 $1,046 $1,094 $757 $185 $811 Earnings Before Interest & Taxes Reconciliation: Note: Numbers may not reconcile due to rounding S upporting Information

ONGOING BUSINESS EARNINGS PER DILUTED SHARE:

The reconciliation provided below reconciles the non-GAAP financial measure ongoing business earnings per diluted share, with the most directly comparable GAAP financial measure, net earnings per diluted share available to Whirlpool, for 2017 (forecast) and the twelve months ended December 31, 2016 , 2015, 2014, 2013, 2012 and 2011. The earnings per diluted share GAAP measure and ongoing business measure are presented net of tax, while each adjustment is presented on a pre-tax basis.

	Twelve Months Ended December 31,						
	Earnings per Diluted Share						
	2017 F	2016	2015	2014	2013	2012	2011
Reported GAAP Measure	$12.65 – 13.40	$ 11.50	$ 9.83	$ 8.17	$ 10.24	$ 5.06	$ 4.99
Acquisition Related Transition Costs	-	1.11	0.80	1.23	-	-	-
Antitrust and Dispute Resolutions	-	-	0.44	0.05	0.52	0.32	-
Benefit Plan Curtailment Gain	-	-	(0.78)	-	-	(0.62)	(0.45)
Brazilian (BEFIEX) Tax Credits	-	-	-	(0.18)	(1.35)	(0.47)	(3.41)
Brazilian Collection Dispute & Antirust Resolutions	-	-	-	-	-	-	6.76
Brazilian Government Settlement	-	-	-	-	0.35	-	-
Contract and Patent Resolutions	-	-	-	-	-	0.28	-
Energy Tax Credit	-	-	-	-	(1.56)	-	(4.68)
Gain on Sale of Brand	-	-	-	-	-	-	-
Gain/Expenses Related to a Business Investment	-	-	(0.58)	-	-	-	-
Inventory Purchase Price Allocation	-	-	-	0.16	-	-	-
Investment and Intangible Impairment	-	-	-	-	-	0.14	-
Investment Expenses	-	-	-	1.09	0.26	-	-
Legacy Product Warranty and Liability Expense[a]	-	(0.30)	0.53	-	-	-	-
Pension Settlement Charges[b]	-	-	0.19	-	-	-	-
Restructuring Expense[c]	2.62	2.24	2.52	1.71	2.43	2.99	1.74
Supplier Quality Issue	-	-	-	-	-	-	(0.09)
Supplier Quality Recovery	-	-	-	-	-	-	(0.78)
Normalized Tax Rate Adjustment[d]	-	-	-	(0.06)	-	0.08	-
Income Tax Impact	(0.58)	(0.49)	(0.57)	(0.78)	(0.87)	(0.73)	(2.03)
Ongoing Business Measure	$14.75 - 15.50	$ 14.06	$ 12.38	$ 11.39	$ 10.02	$ 7.05	$ 2.05

Whirlpool Corporation Supporting Information Investor Day – May 4, 2017 89

ONGOING BUSINESS SEGMENT OPERATING PROFIT (LOSS):

Whirlpool CORPORATION

The reconciliation provided below reconciles the non-GAAP financial measure ongoing business segment operating profit (loss) with the most directly comparable GAAP financial measure, reported segment operating profit (loss), for the twelve months ended December 31, 2016. Ongoing business segment operating margin is calculated by dividing ongoing business segment operating profit (loss) by segment net sales.

	Twelve Months Ended December 31, 2016				
	Segment Operating Profit (Loss)[e]	Restructuring Expense[c]	Acquisition Related Transition Costs	Legacy Product Warranty and Liability Expense[a]	Ongoing Business Segment Operating Profit (Loss)
North America	$ 1,285	$ —	$ —	$ 3	$ 1,288
EMEA	158	—	53	—	211
Latin America	210	—	—	—	210
Asia	74	—	18	—	92
Other/Eliminations	(359)	173	11	—	(175)
Total Whirlpool Corporation	$ 1,368	$ 173	$ 82	$ 3	$ 1,626

Whirlpool Corporation Supporting Information Investor Day – May 4, 2017 90

FREE CASH FLOW:

As defined by the company, free cash flow is cash provided by (used in) operating activities after capital expenditures, proceeds from the sale of assets and businesses and changes in restricted cash. The reconciliation provided below reconciles free cash flow with the most directly comparable GAAP financial measure, cash provided by (used in) operating activities for 2017 (forecast) and the twelve months ended December 31, 2016, 2015, 2014, 2013, 2012 and 2011. Free cash flow as a percentage of net sales is calculated by dividing free cash flow by ongoing business net sales. Ongoing business net sales excludes BEFIEX. Free cash flow conversion is calculated by dividing free cash flow by (ongoing business earnings per diluted share multiplied by average-weighted diluted shares outstanding).

	Full-Year Outlook	Twelve Months Ended December 31,					
(millions of dollars)	2017	2016	2015	2014	2013	2012	2011
Cash provided by (used In) operating activities	$1,700 - $1,750	$1,203	$1,225	$1,479	$1,262	$696	$530
Capital expenditures and proceeds from sale of assets/businesses and changes in restricted cash*	(700) - (750)	(573)	(605)	(625)	(572)	(466)	(585)
Free Cash Flow	~$1,000	$630	$620	$854	$690	$230	$(55)
Cash used in investing activities**		$(588)	$(681)	$(2,546)	$(582)	$(494)	$(596)
Cash provided by (used in) financing activities**		$(278)	$(707)	$705	$(434)	$(148)	$(166)

*The change in restricted cash relates to the private placement funds paid by Whirlpool to acquire majority control of Whirlpool China and which are used to fund capital and technical resources to enhance Whirlpool China's research and development and working capital.

**Financial guidance on a GAAP basis for cash provided by (used in) financing activities and cash provided by (used in) investing activities has not been provided because in order to prepare any such estimate or projection, the company would need to rely on market factors and certain other conditions and assumptions that are outside of its control.

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Investor Day – May 4, 2017 Whirlpool Corporation OTHER INFORMATION: 92 Weighted -Average Diluted Shares Outstanding: (millions ) Twelve Months Ended December 31, 2016 2015 2014 2013 2012 2011 2010 $20,718 $20,891 $19,872 $18,769 $18,143 $18,666 $18,366 Reported Net Sales: (millions of dollars) Twelve Months Ended December 31, 2017* 2016 2015 2014 2013 2012 2011 76.0 77.2 79.7 79.6 80.8 79.3 78.1 *As of 3/31/2017 S upporting Information

FOOTNOTES:

a) **LEGACY PRODUCT WARRANTY AND LIABILITY EXPENSE** - During the full year 2015, we recognized expenses of $39 million related to legacy product warranty and liability actions on heritage Indesit product in Europe and a $3 million charge associated with a separate product recall in North America. During the full-year 2016, we sought indemnity under the terms of the Indesit acquisition agreements and recognized amounts recovered from the seller in interest and sundry (income) expense.

b) **PENSION SETTLEMENT CHARGES** - During the full-year 2015, we recognized expenses of $3 million and $12 million related to Canadian and EMEA pension settlements, respectively.

c) **RESTRUCTURING EXPENSE** - During the fourth quarter of 2014, we completed the acquisition of Indesit S.p.A., which, due to its size, materially changed our European footprint. These costs are primarily related to Indesit restructuring and creating a more streamlined and efficient European operation, and also relate to certain other unique restructuring events. Prior to 2014 restructuring amounts were related to certain unique cost and capacity reductions, primarily within our North America and EMEA operating segments.

d) **NORMALIZED TAX RATE ADJUSTMENT** - During the full years of 2012 and 2014, we made an adjustments to ongoing business operations EPS to reconcile specific items reported to full-year effective tax rates of 24% and approximately 22%, respectively.

e) **ADOPTION OF NEW ACCOUNTING STANDARDS** -In 2017, the FASB issued ASU No.2017-07, "Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost". The guidance in ASU 2017-07 requires that the service cost component of net periodic benefit cost for pension and postretirement benefits is recorded in the same income statement line items as other employee compensation costs arising from services rendered during the period. Service cost is included in cost of products sold and selling, general and administrative expense. The other components of net periodic pension cost and postretirement benefits cost (other components of net periodic cost) are recorded in interest and sundry (income) expense in 2017. We retrospectively adopted the new accounting standard. As of March 31, 2017 the reclassification of other components of net periodic cost, from cost of products sold and selling, general and administrative expense to interest and sundry (income) expense was immaterial. For the full year ended December 31, 2016, the reclassification of other components of net periodic cost, from cost of products sold and selling, general and administrative expense to interest and sundry (income) expense was approximately $14 million. For the full year ended December 31, 2015, the reclassification of other components of net periodic cost from cost of products sold and selling, general and administrative expense resulted in a decrease in operating profit of approximately $43 million with an offset to interest and sundry (income) expense. The reclassifications were calculated based on previously disclosed amounts.

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